SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 24, 2008

BALQON CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-52337 (Commission File Number)	33-0989901 (IRS Employer Identification No.)

1701 E. Edinger, Unit E-3, Santa Ana, California, 92705
(Address of principal executive offices) (Zip Code)

 (714) 836-6342
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to Form 8-K (“Amendment”) is to amend the following Items contained in the initial filing by Balqon Corporation, a Nevada corporation (the “Company”), of a Current Report on Form 8-K for October 24, 2008, filed with the Securities and Exchange Commission (“SEC”) on October 30, 2008 (“Initial Filing”):

•	Item 2.01 of the Initial Filing is revised to incorporate the disclosure in Item 4.01 set forth below;

•	The disclosures in Item 4.01 of the Initial Filing are revised and restated as set forth in Item 4.01 below; and

•	Exhibit 16.1 in Item 9.01 of the Initial Filing is replaced by Exhibit 16.1 filed herewith.

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As described in the Initial Filing, the Company completed the acquisition by merger on October 24, 2008 of Balqon Corporation, a California corporation (“Balqon California”), with and into the Company pursuant to an Agreement and Plan of Merger dated as of September 15, 2008, as amended as of October 15, 2008, among the Company, Balqon California and a wholly owned subsidiary of the Company.

Item 2.01(f) of Form 8-K states that if the registrant was a shell company like the Company was immediately before the transaction disclosed under Item 2.01 (i.e., the reverse acquisition), then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, in Item 2.01 of the Initial Filing, the Company provided information that would have been included in a Form 10 if it were to have filed a Form 10.  The following portion of Item 2.01 of the Initial Filing is amended to incorporate the disclosures in Item 4.01 of this Current Report on Form 8-K rather than in the Initial Filing:

FORM 10 INFORMATION

Item 14.  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

The disclosures contained in Item 4.01 of the Company’s Amendment No. 1 to Form 8-K for October 24, 2008, filed with the SEC on November 4, 2008, are incorporated herein by reference.

ITEM 4.01    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

The Merger Transaction between Balqon Corporation (formerly, BMR Solutions, Inc.) and Balqon California is treated as a recapitalization of Balqon California for accounting purposes.  As a result, the financial statements of the accounting acquiror, Balqon California, will become the financial statements of the legal acquiror, Balqon Corporation.  Because the independent registered public accounting firm that audited Balqon California’s financial statements, Weinberg & Company, P.A., or Weinberg, is different from our independent registered public accounting firm immediately preceding the closing of the Merger Transaction, Mendoza Berger & Company, LLP, or Mendoza, the rules and regulations of the SEC provide that there has been a change in our independent registered public accounting firm.

Effective October 24, 2008, we dismissed Mendoza as our independent registered public accounting firm.  Effective the same date, we appointed Weinberg as our independent registered public accounting firm.  The decision to change our independent registered public accounting firm was approved by our Audit Committee.

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Mendoza did not report on any of our (BMR Solutions Inc.’s) financial statements for the two years ended December 31, 2007 or any subsequent interim periods.  However, Mendoza did review our financial statements for the quarter ended June 30, 2008.  There were no disagreements between us (BMR Solutions, Inc.) and Mendoza on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Mendoza would have caused Mendoza to make reference to the matter in its reports on our (BMR Solutions, Inc.’s) financial statements.  During the period beginning on July 2, 2008 and ending on October 24, 2008, there were no reportable events (as the term described in Item 304(a)(1)(v) of Regulation S-K) with Mendoza.

We have not consulted with Weinberg in the past regarding either:

1.           The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our (BMR Solutions, Inc.’s) financial statements, and neither a written report was provided to Weinberg nor oral advice was provided that Weinberg concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.           Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(v) of Regulation S-K.

On July 3, 2008, we dismissed Jonathon P. Reuben, CPA, or Reuben, as our independent registered public accountant effective as of July 2, 2008 and engaged Mendoza as our independent registered public accounting firm effective as of July 2, 2008.  During the two fiscal years ended December 31, 2007 and 2006, and through July 2, 2008, (i) there were no disagreements between us (BMR Solutions, Inc.) and Reuben on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Reuben would have caused Reuben to make reference to the matter in its reports on our (BMR Solutions, Inc.’s) financial statements, and (ii) except for Reuben’s report on our December 31, 2007 financial statements, dated March 28, 2008, which included an explanatory paragraph wherein Reuben expressed substantial doubt about the our ability to continue as a going concern, Reuben’s reports on our financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to audit scope or accounting principles.  During the two fiscal years ended December 31, 2007 and 2006 and through July 2, 2008, there were no reportable events (as the term described in Item 304(a)(1)(v) of Regulation S-K).

Pursuant to Item 304(a)(3) of Regulation S-K, we have requested that Mendoza furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements as they relate to Mendoza.  A copy of this letter, dated October 30, 2008, is included as Exhibit 16.1 to this report.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1 to the Initial Filing is replaced by Exhibit 16.1 to this Amendment.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter on Change in Certifying Accountant (*)

(*)         Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALQON CORPORATION

Date: November 4, 2008	By:	/s/ Balwinder Samra
Balwinder Samra, President and Chief Executive Officer

EXHIBITS ATTACHED TO THIS FORM 8-K

Exhibit No.	Description
16.1	Letter on Change in Certifying Accountant